UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04775

MFS SERIES TRUST II

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Growth Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK GUARANTEE

11/30/10

MEG-ANN

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we begin 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	4.8%
Google, Inc., “A”	2.9%
Danaher Corp.	2.7%
Cisco Systems, Inc.	2.4%
EMC Corp.	2.2%
Oracle Corp.	2.2%
American Tower Corp., “A”	1.8%
Schlumberger Ltd.	1.8%
Visa, Inc., “A”	1.7%
Target Corp.	1.7%

Equity sectors
Technology	26.0%
Energy	10.6%
Industrial Goods & Services	8.7%
Leisure	8.4%
Health Care	8.2%
Retailing	7.9%
Financial Services	6.8%
Special Products & Services	5.8%
Consumer Staples	5.6%
Basic Materials	5.6%
Utilities & Communications	2.6%
Transportation	2.2%

Percentages are based on net assets as of 11/30/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2010, Class A shares of the MFS Growth Fund (the “fund”) provided a total return of 12.91%, at net asset value. This compares with a return of 14.04% for the fund’s benchmark, the Russell 1000 Growth Index. Effective December 31, 2009, the Russell 1000 Growth Index replaced the Russell 3000 Growth Index as the fund’s benchmark. For the twelve months ended November 30, 2010, the Russell 3000 Growth Index generated a return of 15.19%.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries.

Detractors from Performance

Stock selection in the financial services sector detracted from performance relative to the Russell 1000 Growth Index. The fund’s overweight position in

Management Review – continued

weak performing derivatives exchange Chicago Mercantile Exchange (h), and credit card companies, Visa and Mastercard, had a negative impact on relative returns. The stock price of Mastercard came under pressure due to increasing concerns about possible regulation of transaction revenues and the perceived negative impact on future profitability. The stock was also pressured due to concerns about sovereign debt in Europe where MasterCard has significant exposure.

Security selection in the basic materials sector was also a negative factor for relative performance. The fund’s holdings of agrichemical products company Monsanto, and the timing of our ownership in shares of precious metals company Freeport-McMoran, hindered relative results. Shares of Monsanto depreciated after the company cut its earnings forecast and slashed prices for its Roundup herbicide products. The company is cutting prices for its weed-killer franchise to maintain a competitive edge against generic versions flooding into the U.S. marketplace from China.

Stock selection in the health care sector held back relative performance. Generic drug manufacturer, Teva Pharmaceutical Industries (b), which is headquartered in Israel, was among the fund’s top relative detractors. Shares of the world’s largest maker of generic drugs declined after suffering two setbacks by U.S. regulators. First, regulators granted priority review to a competitor’s multiple sclerosis treatment drug which is viewed as a competitor to Teva’s copaxone drug. Second, Teva failed to win US approval for a medicine similar to another competing drug for fighting infections in chemotherapy.

Securities in other sectors that hurt relative performance included poor-performing internet search giant Google, publishing software company Adobe Systems (h), and for-profit higher education provider Devry (h).

The fund’s cash position was also a detractor to relative results. The fund strives to be fully invested and only holds cash to buy new holdings and to provide liquidity. At times during the reporting period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in the technology sector boosted relative performance. Not owning weak-performing software giant Microsoft benefited relative returns. In addition, internet software provider Verisign and network-storage products maker F5 Networks had a positive impact on relative results. Following the release of its strong quarterly earnings and encouraging guidance for subsequent quarters, shares of F5 Networks moved markedly higher and continued to outpace the market for the remainder of the reporting period.

Management Review – continued

Individual standout contributors in other sectors that bolstered relative returns included industrial machinery manufacturer Bucyrus International, casino resorts operator Las Vegas Sands, oil and gas drilling equipment manufacturer National Oilwell Varco (b), hotel operator Starwood Hotels (h), specialty retailer Limited Brands, and pharmaceutical company Alexion Pharmaceuticals. Shares of Las Vegas Sands outpaced industry peers during the latter part of the reporting period after announcing strong earnings that exceeded Wall Street’s expectations. A new casino in Singapore, combined with strong growth throughout its casinos in Macau, contributed to the company’s strong results and investor optimism. Shares of Limited Brands appreciated as the company experienced a rise in same store sales that beat analysts’ expectations. In addition, the company announced a special dividend along with a new share repurchase program. Elsewhere, not holding retailing giant Wal-Mart, which lagged the benchmark, also aided relative performance.

Respectfully,

Eric Fischman

Portfolio Manager

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/10

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 11/30/10

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	9/13/93	12.91%	4.29%	(0.48)%	N/A
B	12/29/86	12.08%	3.51%	(1.23)%	N/A
C	4/01/96	12.06%	3.51%	(1.22)%	N/A
I	1/02/97	13.23%	4.56%	(0.23)%	N/A
R1	4/01/05	12.09%	3.47%	N/A	5.44%
R2	10/31/03	12.65%	3.97%	N/A	5.96%
R3	4/01/05	12.97%	4.23%	N/A	6.22%
R4	4/01/05	13.21%	4.52%	N/A	6.52%
Comparative benchmarks
Russell 1000 Growth Index (f)		14.04%	2.58%	(0.84)%	N/A
Russell 3000 Growth Index (f)(z)		15.19%	2.68%	(0.51)%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		6.42%	3.06%	(1.07)%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		8.08%	3.16%	(1.23)%	N/A
C With CDSC (1% for 12 months) (x)		11.06%	3.51%	(1.22)%	N/A

Class I, R1, R2, R3, and R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.
(z)	Effective the close of business on December 31, 2009, the fund changed its benchmark from the Russell 3000 Growth Index to the Russell 1000 Growth Index to better reflect the fund’s investment policies and objectives.

Performance Summary – continued

Benchmark Definitions

Russell 1000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Growth Index – constructed to provide a comprehensive barometer for growth securities in the small to large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, June 1, 2010 through November 30, 2010

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2010 through November 30, 2010.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 6/01/10	Ending Account Value 11/30/10	Expenses Paid During Period (p) 6/01/10-11/30/10
A	Actual	1.14%	$1,000.00	$1,129.46	$6.09
	Hypothetical (h)	1.14%	$1,000.00	$1,019.35	$5.77
B	Actual	1.89%	$1,000.00	$1,125.12	$10.07
	Hypothetical (h)	1.89%	$1,000.00	$1,015.59	$9.55
C	Actual	1.89%	$1,000.00	$1,125.28	$10.07
	Hypothetical (h)	1.89%	$1,000.00	$1,015.59	$9.55
I	Actual	0.89%	$1,000.00	$1,131.09	$4.75
	Hypothetical (h)	0.89%	$1,000.00	$1,020.61	$4.51
R1	Actual	1.89%	$1,000.00	$1,125.20	$10.07
	Hypothetical (h)	1.89%	$1,000.00	$1,015.59	$9.55
R2	Actual	1.39%	$1,000.00	$1,128.19	$7.42
	Hypothetical (h)	1.39%	$1,000.00	$1,018.10	$7.03
R3	Actual	1.14%	$1,000.00	$1,129.73	$6.09
	Hypothetical (h)	1.14%	$1,000.00	$1,019.35	$5.77
R4	Actual	0.89%	$1,000.00	$1,131.17	$4.75
	Hypothetical (h)	0.89%	$1,000.00	$1,020.61	$4.51

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

11/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)

Aerospace - 3.1%
Goodrich Corp.	314,290	$26,956,648
Honeywell International, Inc.	320,130	15,913,662
Precision Castparts Corp.	193,200	26,675,124

		$69,545,434
Alcoholic Beverages - 1.0%
Diageo PLC	672,646	$11,969,297
Heineken N.V.	239,996	11,118,392

		$23,087,689
Apparel Manufacturers - 0.7%
LVMH Moet Hennessy Louis Vuitton S.A. (l)	27,144	$4,117,124
NIKE, Inc., “B”	129,969	11,194,230

		$15,311,354
Biotechnology - 2.0%
Alexion Pharmaceuticals, Inc. (a)	238,940	$18,266,963
Celgene Corp. (a)	308,500	18,318,730
Gilead Sciences, Inc. (a)	238,670	8,711,455

		$45,297,148
Broadcasting - 3.1%
Discovery Communications, Inc., “A” (a)	664,180	$27,085,260
Viacom, Inc., “B”	470,920	17,814,904
Walt Disney Co.	634,900	23,180,199

		$68,080,363
Brokerage & Asset Managers - 2.5%
Affiliated Managers Group, Inc. (a)	287,950	$25,169,710
Blackrock, Inc.	27,391	4,464,733
CME Group, Inc.	65,720	18,931,303
IntercontinentalExchange, Inc. (a)	60,240	6,789,048

		$55,354,794
Business Services - 4.0%
Accenture Ltd., “A”	456,670	$19,782,944
Cielo S.A.	328,200	2,852,082
Cognizant Technology Solutions Corp., “A” (a)	332,830	21,627,293

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Concur Technologies, Inc. (a)	93,560	$4,791,208
MSCI, Inc., “A” (a)	605,460	20,621,968
Verisk Analytics, Inc., “A” (a)	618,710	18,728,352

		$88,403,847
Chemicals - 2.0%
Celanese Corp.	237,090	$8,772,330
Ecolab, Inc.	280,620	13,416,442
Monsanto Co.	354,370	21,233,850

		$43,422,622
Computer Software - 6.6%
Autodesk, Inc. (a)	923,400	$32,586,786
Check Point Software Technologies Ltd. (a)	157,230	6,740,450
Citrix Systems, Inc. (a)	68,630	4,558,405
Intuit, Inc. (a)	483,080	21,685,461
Oracle Corp.	1,775,690	48,014,658
Salesforce.com, Inc. (a)	19,360	2,695,299
VeriSign, Inc. (a)	913,296	31,335,186

		$147,616,245
Computer Software - Systems - 9.4%
Apple, Inc. (a)(s)	347,510	$108,127,737
EMC Corp. (a)	2,294,720	49,313,533
International Business Machines Corp.	158,680	22,446,873
MICROS Systems, Inc. (a)	200,070	8,747,060
NetApp, Inc. (a)	92,130	4,692,181
Verifone Systems, Inc. (a)	455,420	15,825,845

		$209,153,229
Consumer Products - 0.5%
Avon Products, Inc.	306,520	$8,754,211
Natura Cosmeticos S.A.	85,730	2,304,000

		$11,058,211
Consumer Services - 1.8%
Anhanguera Educacional Participacoes S.A., IEU	302,400	$7,015,906
Ctrip.com International Ltd., ADR (a)	188,170	8,245,609
Monster Worldwide, Inc. (a)	357,950	8,082,511
Sotheby’s	410,520	16,465,957

		$39,809,983
Electrical Equipment - 2.7%
Danaher Corp.	1,386,470	$59,964,828

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - 2.7%
Advanced Micro Devices, Inc. (a)	431,960	$3,148,988
ARM Holdings PLC	800,444	4,927,910
Broadcom Corp., “A”	559,380	24,886,816
First Solar, Inc. (a)(l)	40,370	4,959,455
Lam Research Corp. (a)	97,780	4,432,367
Linear Technology Corp.	139,290	4,540,854
Microchip Technology, Inc. (l)	254,930	8,568,197
Teradyne, Inc. (a)	469,270	5,565,542

		$61,030,129
Energy - Independent - 4.5%
EOG Resources, Inc.	100,900	$8,975,055
Newfield Exploration Co. (a)	320,900	21,445,747
Noble Energy, Inc.	244,790	19,889,188
Occidental Petroleum Corp.	362,050	31,921,949
Southwestern Energy Co. (a)	119,360	4,320,832
Ultra Petroleum Corp. (a)	128,520	6,039,155
Whiting Petroleum Corp. (a)	65,290	7,185,165

		$99,777,091
Engineering - Construction - 1.3%
Fluor Corp.	506,070	$29,266,028

Entertainment - 0.5%
DreamWorks Animation, Inc., “A” (a)	334,750	$10,373,903

Food & Beverages - 2.6%
Coca-Cola Co.	445,170	$28,121,389
Dr Pepper Snapple Group, Inc.	221,610	8,117,574
Mead Johnson Nutrition Co., “A”	357,630	21,304,019

		$57,542,982
Food & Drug Stores - 0.5%
Whole Foods Market, Inc. (a)	226,940	$10,716,107

Gaming & Lodging - 2.1%
Carnival Corp.	261,390	$10,798,021
Home Inns & Hotels Management, Inc., ADR (a)	78,510	3,737,861
Las Vegas Sands Corp. (a)	361,860	18,121,949
Marriott International, Inc., “A”	333,250	13,066,733

		$45,724,564

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
General Merchandise - 4.0%
Costco Wholesale Corp.	316,780	$21,417,496
Kohl’s Corp. (a)	538,170	30,363,551
Target Corp.	652,010	37,125,449

		$88,906,496
Insurance - 0.3%
Chubb Corp.	118,010	$6,727,750

Internet - 3.2%
Google, Inc., “A” (a)	114,660	$63,717,709
OpenTable, Inc. (a)(l)	112,200	8,138,988

		$71,856,697
Leisure & Toys - 0.5%
Hasbro, Inc.	241,110	$11,491,303

Machinery & Tools - 1.2%
Bucyrus International, Inc.	161,290	$14,380,616
Flowserve Corp.	96,030	10,127,324
Polypore International, Inc. (a)	101,340	3,220,585

		$27,728,525
Major Banks - 0.9%
Goldman Sachs Group, Inc.	115,580	$18,046,661
JPMorgan Chase & Co.	59,220	2,213,644

		$20,260,305
Medical & Health Technology & Services - 2.2%
Cerner Corp. (a)	148,580	$13,054,239
Diagnosticos da America S.A.	924,700	11,864,808
IDEXX Laboratories, Inc. (a)	168,310	10,807,185
Stericycle, Inc. (a)	173,420	12,815,738

		$48,541,970
Medical Equipment - 2.4%
Becton, Dickinson & Co.	116,490	$9,078,066
Edwards Lifesciences Corp. (a)	77,150	5,119,674
ResMed, Inc. (a)	299,930	9,582,764
Thermo Fisher Scientific, Inc. (a)	579,260	29,461,164

		$53,241,668
Metals & Mining - 1.6%
BHP Billiton Ltd., ADR	203,430	$16,762,632

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Metals & Mining - continued
Freeport-McMoRan Copper & Gold, Inc.	21,280	$2,156,090
Teck Resources Ltd., “B”	339,640	16,812,180

		$35,730,902
Network & Telecom - 4.1%
Acme Packet, Inc. (a)	93,880	$4,598,242
Cisco Systems, Inc. (a)	2,740,390	52,505,872
F5 Networks, Inc. (a)	114,440	15,092,347
Juniper Networks, Inc. (a)	553,640	18,834,833

		$91,031,294
Oil Services - 6.1%
Cameron International Corp. (a)	511,920	$24,628,471
Halliburton Co.	475,430	17,990,271
National Oilwell Varco, Inc.	475,400	29,137,266
Schlumberger Ltd.	512,260	39,618,188
Weatherford International Ltd. (a)	1,256,750	25,650,268

		$137,024,464
Other Banks & Diversified Financials - 3.1%
HDFC Bank Ltd., ADR	25,840	$4,556,884
MasterCard, Inc., “A”	117,890	27,943,467
Visa, Inc., “A”	508,370	37,543,125

		$70,043,476
Pharmaceuticals - 1.6%
Allergan, Inc.	229,240	$15,191,735
Hospira, Inc. (a)	130,770	7,357,120
Teva Pharmaceutical Industries Ltd., ADR	273,560	13,688,942

		$36,237,797
Pollution Control - 0.4%
Republic Services, Inc.	318,450	$8,961,183

Precious Metals & Minerals - 0.5%
Goldcorp, Inc.	238,100	$10,854,979

Printing & Publishing - 0.6%
Lamar Advertising Co., “A” (a)	94,130	$3,459,278
Moody’s Corp.	378,080	10,143,886

		$13,603,164

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Railroad & Shipping - 1.3%
Kansas City Southern Co. (a)	95,880	$4,538,959
Union Pacific Corp.	276,380	24,904,602

		$29,443,561
Restaurants - 1.6%
McDonald’s Corp.	401,890	$31,467,987
Panera Bread Co., “A” (a)	48,720	4,883,693

		$36,351,680
Specialty Chemicals - 1.5%
Air Products & Chemicals, Inc.	91,560	$7,894,303
Praxair, Inc.	277,450	25,539,273

		$33,433,576
Specialty Stores - 2.7%
Abercrombie & Fitch Co., “A”	248,620	$12,493,155
Amazon.com, Inc. (a)	95,180	16,694,572
Best Buy Co., Inc.	156,180	6,672,010
Limited Brands, Inc.	457,450	15,402,342
PetSmart, Inc.	181,530	6,872,726
Tractor Supply Co.	55,590	2,360,907

		$60,495,712
Telecommunications - Wireless - 0.2%
NII Holdings, Inc. (a)	129,690	$5,026,784

Telephone Services - 2.4%
American Tower Corp., “A” (a)	811,938	$41,059,705
Virgin Media, Inc.	529,620	13,494,718

		$54,554,423
Tobacco - 1.5%
Altria Group, Inc.	622,120	$14,930,880
Philip Morris International, Inc.	329,640	18,753,220

		$33,684,100
Trucking - 0.9%
Expeditors International of Washington, Inc.	383,670	$20,296,143
Total Common Stocks (Identified Cost, $1,855,363,009)		$2,196,064,503

Money Market Funds (v) - 2.8%
MFS Institutional Money Market Portfolio, 0.22%, at Cost and Net Asset Value	62,042,564	$62,042,564

Portfolio of Investments – continued

Collateral for Securities Loaned - 0.8%
Issuer	Shares/Par	Value ($)

Morgan Stanley Repurchase Agreement, 0.23%, dated 11/30/10, due 12/1/10, total to be received $18,909,880 (secured by U.S. Treasury and Federal Agency obligations valued at $19,287,977 in an individually traded account), at Cost	18,909,759	$18,909,759
Total Investments (Identified Cost, $1,936,315,332)		$2,277,016,826

Other Assets, Less Liabilities - (2.0)%		(45,110,352)
Net Assets - 100.0%		$2,231,906,474

(a)	Non-income producing security.
(l)	All or a portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short. At November 30, 2010, the value of the securities pledged amounted to $180,467. At November 30, 2010, the fund had no short sales outstanding.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
IEU	International Equity Unit
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,874,272,768)	$2,214,974,262
Underlying funds, at cost and value	62,042,564
Total investments, at value, including $18,435,642 of securities on loan (identified cost, $1,936,315,332)	$2,277,016,826
Receivables for
Investments sold	13,120,416
Fund shares sold	1,397,935
Interest and dividends	1,866,398
Other assets	5,403
Total assets	$2,293,406,978
Liabilities
Payables for
Investments purchased	$39,783,766
Fund shares reacquired	1,802,994
Collateral for securities loaned, at value	18,909,759
Payable to affiliates
Investment adviser	73,978
Shareholder servicing costs	669,820
Distribution and service fees	37,737
Administrative services fee	1,579
Payable for independent Trustees’ compensation	96,194
Accrued expenses and other liabilities	124,677
Total liabilities	$61,500,504
Net assets	$2,231,906,474
Net assets consist of
Paid-in capital	$1,998,980,530
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	340,704,817
Accumulated net realized gain (loss) on investments and foreign currency transactions	(107,687,111)
Accumulated net investment loss	(91,762)
Net assets	$2,231,906,474
Shares of beneficial interest outstanding	57,071,945

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,662,038,494	41,959,226	$39.61
Class B	126,225,557	3,617,519	34.89
Class C	106,161,216	3,061,686	34.67
Class I	108,419,460	2,640,091	41.07
Class R1	5,894,329	169,460	34.78
Class R2	42,888,749	1,115,264	38.46
Class R3	30,767,324	779,987	39.45
Class R4	149,511,345	3,728,712	40.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $42.03 [100 / 94.25 x $39.61]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, and R4.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/10

This statement describes how much your fund earned in investment income and accrued in expenses.

It also describes any gains and/or losses generated by fund operations.

Net investment loss
Income
Dividends	$19,273,204
Interest	171,653
Dividends from underlying funds	121,027
Foreign taxes withheld	(86,067)
Total investment income	$19,479,817
Expenses
Management fee	$15,588,245
Distribution and service fees	6,579,484
Shareholder servicing costs	5,032,881
Administrative services fee	294,595
Independent Trustees’ compensation	72,821
Custodian fee	199,595
Shareholder communications	273,958
Auditing fees	57,195
Legal fees	34,531
Miscellaneous	241,053
Total expenses	$28,374,358
Fees paid indirectly	(123)
Reduction of expenses by investment adviser	(3,127,670)
Net expenses	$25,246,565
Net investment loss	$(5,766,748)
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$210,117,970
Foreign currency transactions	(750,896)
Net realized gain (loss) on investments and foreign currency transactions	$209,367,074
Change in unrealized appreciation (depreciation)
Investments	$51,953,319
Translation of assets and liabilities in foreign currencies	(39,463)
Net unrealized gain (loss) on investments and foreign currency translation	$51,913,856
Net realized and unrealized gain (loss) on investments and foreign currency	$261,280,930
Change in net assets from operations	$255,514,182

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
Change in net assets	2010	2009
From operations
Net investment loss	$(5,766,748)	$(5,833,327)
Net realized gain (loss) on investments and foreign currency transactions	209,367,074	(88,454,857)
Net unrealized gain (loss) on investments and foreign currency translation	51,913,856	609,046,798
Change in net assets from operations	$255,514,182	$514,758,614
Change in net assets from fund share transactions	$(71,635,413)	$(25,480,886)
Total change in net assets	$183,878,769	$489,277,728
Net assets
At beginning of period	2,048,027,705	1,558,749,977
At end of period (including accumulated net investment loss of $91,762 and $90,185, respectively)	$2,231,906,474	$2,048,027,705

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 11/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$35.08	$25.99	$45.06	$37.44	$34.49
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.07)	$(0.04)	$(0.09)	$(0.20)
Net realized and unrealized gain (loss) on investments and foreign currency	4.61	9.16	(15.95)	7.71	3.15
Total from investment operations	$4.53	$9.09	$(15.99)	$7.62	$2.95
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(3.08)	$—	$—
Net asset value, end of period	$39.61	$35.08	$25.99	$45.06	$37.44
Total return (%) (r)(s)(t)	12.91	34.97	(38.04)	20.35	8.55
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.39	1.29	1.22	1.29
Expenses after expense reductions (f)	1.15	1.24	1.14	1.20	1.26
Net investment loss	(0.21)	(0.25)	(0.12)	(0.21)	(0.56)
Portfolio turnover	103	108	121	72	124
Net assets at end of period (000 omitted)	$1,662,038	$1,556,478	$1,212,554	$2,152,172	$2,152,378

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 11/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$31.13	$23.24	$40.91	$34.24	$31.78
Income (loss) from investment operations
Net investment loss (d)	$(0.31)	$(0.25)	$(0.30)	$(0.36)	$(0.43)
Net realized and unrealized gain (loss) on investments and foreign currency	4.07	8.14	(14.29)	7.03	2.89
Total from investment operations	$3.76	$7.89	$(14.59)	$6.67	$2.46
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(3.08)	$—	$—
Net asset value, end of period	$34.89	$31.13	$23.24	$40.91	$34.24
Total return (%) (r)(s)(t)	12.08	33.95	(38.51)	19.48	7.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.15	2.04	1.97	2.04
Expenses after expense reductions (f)	1.90	2.00	1.89	1.96	2.01
Net investment loss	(0.96)	(0.99)	(0.87)	(0.96)	(1.32)
Portfolio turnover	103	108	121	72	124
Net assets at end of period (000 omitted)	$126,226	$156,809	$169,643	$463,026	$675,784

Class C	Years ended 11/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$30.94	$23.10	$40.67	$34.04	$31.60
Income (loss) from investment operations
Net investment loss (d)	$(0.31)	$(0.25)	$(0.29)	$(0.35)	$(0.42)
Net realized and unrealized gain (loss) on investments and foreign currency	4.04	8.09	(14.20)	6.98	2.86
Total from investment operations	$3.73	$7.84	$(14.49)	$6.63	$2.44
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(3.08)	$—	$—
Net asset value, end of period	$34.67	$30.94	$23.10	$40.67	$34.04
Total return (%) (r)(s)(t)	12.06	33.94	(38.49)	19.48	7.72
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.14	2.04	1.97	2.04
Expenses after expense reductions (f)	1.90	1.99	1.89	1.95	2.01
Net investment loss	(0.96)	(1.00)	(0.87)	(0.96)	(1.32)
Portfolio turnover	103	108	121	72	124
Net assets at end of period (000 omitted)	$106,161	$96,581	$78,656	$140,613	$151,723

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 11/30
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$36.27	$26.81		$46.27	$38.35	$35.24
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.00	)(w)	$0.05	$0.02	$(0.11)
Net realized and unrealized gain (loss) on investments and foreign currency	4.79	9.46		(16.43)	7.90	3.22
Total from investment operations	$4.80	$9.46		$(16.38)	$7.92	$3.11
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(3.08)	$—	$—
Net asset value, end of period	$41.07	$36.27		$26.81	$46.27	$38.35
Total return (%) (r)(s)	13.23	35.29		(37.88)	20.65	8.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.14		1.04	0.96	1.04
Expenses after expense reductions (f)	0.90	0.99		0.89	0.95	1.01
Net investment income (loss)	0.04	(0.00	)(w)	0.13	0.04	(0.31)
Portfolio turnover	103	108		121	72	124
Net assets at end of period (000 omitted)	$108,419	$82,183		$55,173	$99,597	$76,727

Class R1	Years ended 11/30
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$31.03	$23.17		$40.79	$34.19	$31.75
Income (loss) from investment operations
Net investment loss (d)	$(0.31)	$(0.25)		$(0.30)	$(0.39)	$(0.44)
Net realized and unrealized gain (loss) on investments and foreign currency	4.06	8.11		(14.24)	6.99	2.88
Total from investment operations	$3.75	$7.86		$(14.54)	$6.60	$2.44
Less distributions declared to shareholders
From net realized gain on investments	$—	$—		$(3.08)	$—	$—
Net asset value, end of period	$34.78	$31.03		$23.17	$40.79	$34.19
Total return (%) (r)(s)	12.09	33.92		(38.50)	19.30	7.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.05	2.14		2.07	2.08	2.24
Expenses after expense reductions (f)	1.90	1.99		1.92	2.04	2.11
Net investment loss	(0.96)	(1.00)		(0.90)	(1.06)	(1.37)
Portfolio turnover	103	108		121	72	124
Net assets at end of period (000 omitted)	$5,894	$5,392		$4,535	$8,094	$2,776

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 11/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$34.14	$25.36	$44.15	$36.82	$34.06
Income (loss) from investment operations
Net investment loss (d)	$(0.17)	$(0.14)	$(0.14)	$(0.24)	$(0.32)
Net realized and unrealized gain (loss) on investments and foreign currency	4.49	8.92	(15.57)	7.57	3.08
Total from investment operations	$4.32	$8.78	$(15.71)	$7.33	$2.76
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(3.08)	$—	$—
Net asset value, end of period	$38.46	$34.14	$25.36	$44.15	$36.82
Total return (%) (r)(s)	12.65	34.62	(38.20)	19.91	8.10
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.64	1.55	1.62	1.79
Expenses after expense reductions (f)	1.40	1.49	1.41	1.59	1.66
Net investment loss	(0.47)	(0.50)	(0.38)	(0.61)	(0.94)
Portfolio turnover	103	108	121	72	124
Net assets at end of period (000 omitted)	$42,889	$30,378	$24,612	$31,054	$8,668

Class R3	Years ended 11/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$34.92	$25.88	$44.88	$37.34	$34.46
Income (loss) from investment operations
Net investment loss (d)	$(0.08)	$(0.07)	$(0.05)	$(0.15)	$(0.25)
Net realized and unrealized gain (loss) on investments and foreign currency	4.61	9.11	(15.87)	7.69	3.13
Total from investment operations	$4.53	$9.04	$(15.92)	$7.54	$2.88
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(3.08)	$—	$—
Net asset value, end of period	$39.45	$34.92	$25.88	$44.88	$37.34
Total return (%) (r)(s)	12.97	34.93	(38.04)	20.19	8.36
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.30	1.38	1.31	1.36	1.43
Expenses after expense reductions (f)	1.15	1.23	1.16	1.34	1.41
Net investment loss	(0.22)	(0.26)	(0.13)	(0.36)	(0.69)
Portfolio turnover	103	108	121	72	124
Net assets at end of period (000 omitted)	$30,767	$13,572	$8,232	$14,828	$9,758

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 11/30
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$35.42	$26.18	$45.25	$37.53	$34.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$(0.04)	$0.05	$(0.02)	$(0.17)
Net realized and unrealized gain (loss) on investments and foreign currency	4.67	9.28	(16.04)	7.74	3.17
Total from investment operations	$4.68	$9.24	$(15.99)	$7.72	$3.00
Less distributions declared to shareholders
From net realized gain on investments	$—	$—	$(3.08)	$—	$—
Net asset value, end of period	$40.10	$35.42	$26.18	$45.25	$37.53
Total return (%) (r)(s)	13.21	35.29	(37.87)	20.57	8.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.07	1.06	1.06	1.12
Expenses after expense reductions (f)	0.90	0.92	0.91	1.05	1.10
Net investment income (loss)	0.04	(0.13)	0.12	(0.06)	(0.46)
Portfolio turnover	103	108	121	72	124
Net assets at end of period (000 omitted)	$149,511	$106,634	$5,344	$56,956	$39,964

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and 0.01%, respectively.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Fund (the fund) is a series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as

Notes to Financial Statements – continued

provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of November 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$2,196,064,503	$—	$—	$2,196,064,503
Short Term Securities	—	18,909,759	—	18,909,759
Mutual Funds	62,042,564	—	—	62,042,564
Total Investments	$2,258,107,067	$18,909,759	$—	$2,277,016,826

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for

Notes to Financial Statements – continued

financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. At November 30, 2010, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2010 as reported in the Statement of Operations:

Risk	Investment Transactions (Purchased Options)
Equity Contracts	$(796,021)

There is no unrealized gain (loss) from derivative transactions at period end.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However,

Notes to Financial Statements – continued

absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against a decline in the value of portfolio securities or currency.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund may enter into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund

Notes to Financial Statements – continued

will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short. At November 30, 2010, the fund has yet to enter into such transactions.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and

Notes to Financial Statements – continued

interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The fund declared no distributions for the years ended November 30, 2010 and November 30, 2009.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/10
Cost of investments	$1,945,372,487
Gross appreciation	350,517,477
Gross depreciation	(18,873,138)
Net unrealized appreciation (depreciation)	$331,644,339

Capital loss carryforwards	(98,629,956)
Other temporary differences	(88,439)

As of November 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/17	$(98,629,956)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $2.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.70%

MFS has agreed to reduce the management fee to 0.60% of the fund’s average daily net assets through February 29, 2012. For the year ended November 30, 2010, this waiver amounted to $3,117,664 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended November 30, 2010 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $273,331 for the year ended November 30, 2010, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,920,038
Class B	0.75%	0.25%	1.00%	1.00%	1,388,657
Class C	0.75%	0.25%	1.00%	1.00%	994,372
Class R1	0.75%	0.25%	1.00%	1.00%	56,539
Class R2	0.25%	0.25%	0.50%	0.50%	164,842
Class R3	—	0.25%	0.25%	0.25%	55,036
Total Distribution and Service Fees					$6,579,484

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’ average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended November 30, 2010 based on each class’ average daily net assets. Assets attributable to Class A shares sold prior to March 1, 1991 are subject to a service fee of 0.15% annually. This agreement terminates on January 1, 2011.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended November 30, 2010, were as follows:

Amount
Class A	$898
Class B	192,735
Class C	6,931

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended November 30, 2010, the fee was

Notes to Financial Statements – continued

$2,168,854, which equated to 0.1043% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended November 30, 2010, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,864,027.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2010 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB Plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB Plan resulted in a pension expense of $7,120 and the Retirement Deferral plan resulted in an expense of $9,476. Both amounts are included in independent Trustees’ compensation for the year ended November 30, 2010. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $90,967 at November 30, 2010, and is included in payable for independent Trustees’ compensation on the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $5,204 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $19,900 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,006, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $2,057,187,388 and $2,076,691,517, respectively.

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 11/30/10		Year ended 11/30/09
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,891,888	$178,468,042	6,081,371	$175,921,455
Class B	373,859	12,251,161	510,751	12,891,326
Class C	496,924	15,971,521	306,398	7,842,070
Class I	899,636	34,095,396	675,826	21,093,409
Class R1	33,507	1,064,443	28,323	716,869
Class R2	448,917	16,328,964	192,111	5,207,762
Class R3	527,838	19,826,247	131,359	3,883,022
Class R4	1,257,305	45,882,526	3,019,169	98,525,028
	8,929,874	$323,888,300	10,945,308	$326,080,941
Shares reacquired
Class A	(7,306,352)	$(265,926,803)	(8,355,069)	$(236,422,038)
Class B	(1,793,329)	(58,071,715)	(2,772,236)	(69,187,832)
Class C	(557,229)	(17,812,901)	(589,797)	(14,726,393)
Class I	(525,129)	(19,734,848)	(467,903)	(13,876,487)
Class R1	(37,791)	(1,212,300)	(50,315)	(1,230,335)
Class R2	(223,407)	(7,897,786)	(272,703)	(7,643,270)
Class R3	(136,462)	(4,957,841)	(60,804)	(1,733,495)
Class R4	(539,178)	(19,909,519)	(212,712)	(6,741,977)
	(11,118,877)	$(395,523,713)	(12,781,539)	$(351,561,827)
Net change
Class A	(2,414,464)	$(87,458,761)	(2,273,698)	$(60,500,583)
Class B	(1,419,470)	(45,820,554)	(2,261,485)	(56,296,506)
Class C	(60,305)	(1,841,380)	(283,399)	(6,884,323)
Class I	374,507	14,360,548	207,923	7,216,922
Class R1	(4,284)	(147,857)	(21,992)	(513,466)
Class R2	225,510	8,431,178	(80,592)	(2,435,508)
Class R3	391,376	14,868,406	70,555	2,149,527
Class R4	718,127	25,973,007	2,806,457	91,783,051
	(2,189,003)	$(71,635,413)	(1,836,231)	$(25,480,886)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds

Notes to Financial Statements – continued

rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended November 30, 2010, the fund’s commitment fee and interest expense were $25,214 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	71,398,436	532,777,623	(542,133,495)	62,042,564

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$121,027	$62,042,564

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust II and the Shareholders of MFS Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Fund (one of the portfolios comprising MFS Series Trust II) (the “Fund”) as of November 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Fund as of November 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2011

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 99 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza, New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Manager
Eric Fischman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2009 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate account and other clients, (iv) information as to whether and to what extent applicable expense waivers,

Board Review of Investment Advisory Agreement – continued

reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

In considering the Fund’s investment performance, the Trustees took into account, that effective April 1, 2008, the Fund changed its name (formerly the Fund was named MFS Emerging Growth Fund) and made related changes to its investment policies and strategies. Notwithstanding these changes, the Trustees considered the Fund’s prior investment performance to be relevant. Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst

Board Review of Investment Advisory Agreement – continued

performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2009 relative to the Lipper performance universe. Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that there is an advisory fee reduction in effect for the Fund. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Lipper expense group median, and the Fund’s total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $2.5 billion. However, such breakpoint is not applicable because the Fund is currently subject to the advisory fee reduction described above. Accordingly, the Trustees determined not to recommend any advisory fee breakpoint changes at this time.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research, and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Board Review of Investment Advisory Agreement – continued

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and	c/o Boston Financial Data Services
literature	30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606

Investment professionals
1-800-343-2829

Retirement plan services
1-800-637-1255

Save paper with eDelivery. MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.  To sign up: 1. go to mfs.com. 2. log in via MFS® Access. 3. select eDelivery. If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2010 and 2009, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2010	2009
Fees billed by Deloitte:
MFS Growth Fund	47,320	46,408

For the fiscal years ended November 30, 2010 and 2009, fees billed by Deloitte for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by Deloitte:
To MFS Growth Fund	0	0	6,101	5,981	1,376	1,354
To MFS and MFS Related Entities of MFS Growth Fund*	1,266,889	1,053,102	0	0	60,000	142,584

	2010	2009
Aggregate fees for non-audit services:
To MFS Growth Fund, MFS and MFS Related Entities#	1,659,262	1,301,146

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to analysis of certain portfolio holdings and, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST II

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: January 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: January 14, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2011

*	Print name and title of each signing officer under his or her signature.